Exhibit 99.1

Aspen Insurance Holdings Limited

November 2, 2007

Q3 2007 Earnings Conference Call

AHL:NYSE

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Safe Harbor Disclosure

This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue,“ “guidance," and similar expressions of a future or forward-looking nature.

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: changes in the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and any other events, and the actual number of Aspen's insureds incurring losses from these events; with respect to events such as Hurricanes Katrina, Rita and Wilma, Aspen’s reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these events on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma and any other events such as the UK floods; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2007 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 22, 2007.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

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Financial Highlights – Q3 2007

20.4%

$0.93

$1.12

Diluted Operating EPS 1

28.7%

$0.94

$1.21

Diluted EPS

18.0%

20.2%

Full Year *ROAE ¹

81.0%

84.5%

Combined Ratio

27.0%

32.1%

Expense Ratio

54.0%

52.4%

Loss Ratio

GAAP Ratios:

23.4%

$95.0

$117.2

Net Income after tax

53.1%

47.3

72.4

Net Investment Income

(20.2)%

81.6

65.1

Underwriting Income

(2.2)%

429.3

419.7

Net Earned Premiums

(19.5)%

433.5

348.8

Net Written Premiums

(18.4)%

457.5

373.5

Gross Written Premiums

Change

2006

2007

Quarter Ended September 30

(US$ in millions, except per share data)

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* Annualised

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

Financial Highlights – 9 months ended September 2007

21.0%

$21.87

$26.46

BV Per Ordinary Share

40.8%

$2.50

$3.52

Diluted Operating EPS

43.9%

$2.55

$3.67

Diluted EPS

16.4%

21.2%

Full Year *ROAE ¹

84.3%

84.1%

Combined Ratio

29.7%

29.3%

Expense Ratio

54.6%

54.8%

Loss Ratio

GAAP Ratios:

36.8%

$258.6

$353.8

Net Income after tax

54.3%

141.7

218.7

Net Investment Income

4.4%

199.3

208.0

Underwriting Income

3.9%

1,260.9

1,309.9

Net Earned Premiums

(4.6)%

1,385.5

1,322.4

Net Written Premiums

(8.7)%

1,658.6

1,513.5

Gross Written Premiums

Change

2006

2007

Nine months Ended September 30

(US$ in millions, except per share data)

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* Annualised

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

Segmental Analysis

Previous

Segment Name

Property Reinsurance

Casualty Reinsurance

Previous

Segment

Business Lines

Property Reinsurance

Casualty Reinsurance

U.K. Property &

Liability

Insurance

U.S. Property &

Casualty Excess

& Surplus Lines

Insurance

New Segment

Name

Property Reinsurance

Casualty Reinsurance

New Segment

Business Lines

Property Reinsurance

Casualty Reinsurance

Specialty

Reinsurance

Marine, Energy,

Transport and

Construction

Insurance and

Reinsurance

Property & Casualty Excess &

Surplus Lines Insurance

Specialty Insurance and Reinsurance

Property & Casualty Insurance

Marine and Aviation

Insurance

International Insurance

U.S. Insurance

Property,

Professional,

Employers' and

Public Liability

Insurance

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2007, the Company changed the composition of its business segments to reflect the manner in which the business is managed.  The Company is currently organized into four business segments; property reinsurance, casualty reinsurance, international insurance, and U.S. insurance.  These segments form the basis of how the Company monitors the performance of its operations.

The property and casualty insurance segment previously comprised U.S. property and casualty insurance business written on an excess and surplus lines basis, U.K. commercial property and liability insurance and international property facultative business. With the appointment of Nathan Warde, as head of U.S. insurance, and Matthew Yeldham, as head of international insurance, we have now redesignated U.S. property and casualty insurance business as a separate segment.  The U.K property and liability insurance business now forms part of our international insurance segment which also consists of marine, energy, liability and aviation insurance, professional liability insurance and non-marine transport lines of business as well as specialty reinsurance. We have also re-allocated our international property facultative business to the property reinsurance segment, which was previously part of the property and casualty insurance segment.  After these changes, the four segments are: property reinsurance, casualty reinsurance, international insurance and U.S. insurance.

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Market Conditions
2007 Outlook: Property Reinsurance
and Casualty Reinsurance

Market
Trend

Casualty

Facultative

US Casualty

Intl. Casualty

Aspen YTD
Performance

Market
Conditions

Line

Casualty Reinsurance

Property Reinsurance

Property
Facultative

Pro Rata

Market Trend

Risk Excess

Treaty

Catastrophe

Treaty

Aspen YTD

Performance

Market Conditions

Line

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

Strong

Good

Improvement Required

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Market Conditions
2007 Outlook: US Insurance and International
Insurance

Aspen YTD
Performance

UK Liability

UK
Property

Line

Market
Conditions

Market
Trend

Market
Trend

Specialty

Reinsurance

Marine &

Energy Liability

Offshore
Energy
Physical
Damage

Marine Hull

Aviation

Aspen YTD
Performance

Market
Conditions

Line

International Insurance

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

7

Strong

Good

Improvement Required

US Insurance

E&S Casualty

Market
Trend

E&S Property

Aspen YTD
Performance

Market
Conditions

Line

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Well-managed Diversification

Gross Written Premiums

FY 2005

Property Reinsurance               Casualty Reinsurance

International Insurance             U.S. Insurance

100% = $1.6bn

32%

35%

8%

25%

FY 2004

FY 2006

100% = $2.1bn

100% = $1.9bn

100% = $1.8bn

12 months: October 1, 2006 –
September 30, 2007

39%

29%

7%

25%

32%

37%

7%

24%

42%

26%

4%

28%

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Profitable Expansion into New / Adjacent Lines

Progressive diversification of strategic footprint through incremental expansion into adjacent business lines*

Key enablers:

                   Consistent with core competencies

                   Timing

                   Availability of proven, successful underwriting teams

Focus on non-correlating lines

2003

2004

2005

2007

Specialty
Reinsurance

   Aviation

    Marine

US Casualty Re

US Excess &
Surplus lines

Aspen Re America

Aviation Insurance

Marine Insurance

Energy Insurance

International
Property
Facultative

* Businesses shown for first year of meaningful premium contribution

** Projected for 2007

*** Underwriting after 09/07

Diversification has Added over $1,134m** GWP in New Lines Since 2004

Development of Aspen’s GWP

0

500

1000

GWP $m

1500

2000

2500

2002

2003

2004

2005

2006

2007

Year

Original Lines

2003 Lines

2004 Lines

2005 Lines

2006 Line

2007 Lines **

2006

Professional
Liability***

Excess
Casualty***

Non-Marine
Liability***

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Govt*(incl.

GNMAs), 21%

Agency (incl.

Agency MBS), 18%

AAA, 32%

AA, 8%

A, 10%

BBB, 2%

FOHF, 9%

Aggregate Investment Portfolio

Asset Class Allocation

19%

5%

20%

9%

19%

6%

13%

21%

6%

3%

22%

4%

24%

28%

0%

5%

10%

15%

20%

25%

30%

35%

Govt

Agency

MBS

Corp

ABS

FOHF

Cash/ST

Sept 07

Dec 06

89% of Portfolio ‘A’ or Better

10

AAA

AA+

Overall Fixed Income Rating

AAA

3%

Actual as at
December 31,
2006

AA+

Overall Portfolio Rating

9%

Fund of Hedge Funds

Actual as at

September
30, 2007

Indicator (S&P Ratings)

Portfolio Credit Ratings                                                 (as at September 30, 2007)

* Govt rated securities includes GNMAs that are classified as “MBS” at left; Agency rated securities include Agency issued mortgage backed  securities that are classified as “MBS” at left.

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Improvement in Book Yield

3.0%

3.5%

4.0%

4.5%

5.0%

Q404

Q105

Q205

Q305

Q405

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Fixed Income

Fixed income and cash and cash equivalents

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2007 Guidance

Full 2007 Year Outlook

Implied ROE of 16% - 20%

12

            $90 million
      (full year)

          $145 million
       (full year)

           $135 million
        (full year)

          $135 million
       (full year)

Assumed Average Cat-
         Load

14% to 16%

16% to 19%

16% to 19%

16% to 19%

Tax Rate

$280 - $300
         million

$250 - $270
         million

$250 - $270
         million

$230 - $250
         million

Investment Income

83% - 86%

83% - 88%

83% - 88%

83% - 88%

Combined Ratio

Approx 9% of
       GEP*

Approx 9% of
      GEP*

6% - 8% of GWP

6% - 8% of GWP

% Premium Ceded

$1.8 billion ± 5%

$1.8 billion ± 5%

$1.8 billion ± 5%

$1.9 billion ± 5%

GWP

November 1, 2007

August 6, 2007

May 3, 2007

February 9, 2007

* Metric changed from percent of GWP to percent of GEP to reflect that the company has purchased multi year retrocessional policies and believes that a comparison with earned premiums is more appropriate than written premium for guidance purposes.  This change in the ceded premium metric does not impact our current ROE guidance.

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Financial Highlights – Group Summary Q3

Underwriting Revenues

458

24

434

429

374

25

349

420

0

200

$ms

400

600

GWP

Premiums

Ceded

NWP

NEP

2006 Q3

2007 Q3

Income

117

119

95

77

131

138

117

97

0

40

$ms

80

120

160

200

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

2006 Q3

2007 Q3

Income Contribution

82

47

65

72

0

$ms

40

80

120

Underwriting Income

Net Investment Income

2006 Q3

2007 Q3

Underwriting Expenses

232

79

37

348

76

59

355

220

0

$ms

200

400

600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

2006 Q3

2007 Q3

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Financial Highlights – Group Summary – 9 months

1659

273

1386

1261

1514

191

1322

1310

0

400

800

$ms

1,200

1,600

2,000

GWP

Premiums

Ceded

NWP

NEP

2006

2007

199

142

208

219

0

40

80

$ms

120

160

200

240

Underwriting Income

Net Investment Income

2006

2007

688

255

118

1062

236

148

1102

718

0

400

$ms

800

1200

1600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

2006

2007

14

319

323

259

205

406

416

354

293

0

100

$ms

200

300

400

500

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

2006

2007

Underwriting Revenues

Underwriting Expenses

Income

Income Contribution

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Results by Business Segment – Q3 2007

GWP

140

78

129

28

0

40

80

$ms

120

160

200

240

Property Re

Casualty Re

International

Insurance

US Insurance

NWP

132

77

118

22

0

40

80

$ms

120

160

200

240

Property Re

Casualty Re

International

Insurance

US Insurance

Underwriting Income

39

-2

28

1

-10

10

$ms

30

50

Property Re

Casualty Re

International

Insurance

US Insurance

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Results by Business Segment – 9 months

GWP

522

380

513

98

0

200

$ms

400

600

Property Re

Casualty Re

International

Insurance

US Insurance

NWP

424

372

455

72

0

200

$ms

400

600

Property Re

Casualty Re

International

Insurance

US Insurance

Underwriting Income

119

21

72

-4

-20

0

20

40

60

$ms

80

100

120

140

160

Property Re

Casualty Re

International

Insurance

US Insurance

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